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                                                                     EXHIBIT 21

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                          Discover Card Trust 1991 E

                     -------------------------------------

                                  CREDIT CARD

                          PASS-THROUGH CERTIFICATES

                     -------------------------------------

      Under the  Pooling  and  Servicing  Agreement  dated  as of Nov. 1, 1991
(the "Agreement") by and among Greenwood Trust Company   (the  "Servicer") ,
Discover   Receivables   Financing Group Inc. and Wilmington Trust Company,  as
Trustee ,the Servicer is required to prepare certain information each month regarding current distributions to Investor Certificateholders and the
performance  of  the  Trust  during  the   previous  month.   The information
which is required to be prepared with respect to the distribution of    April
21, 1997    ,  and  with  respect to the performance  of  the  Trust  during
the  Due  Period  ended   in March 31, 1997     ,is set forth below.  Certain
of the information is presented on the basis of an original principal amount of $1,000 per Class A Certificate or Class B Certificate. Certain other information is presented based on the aggregate amounts for the Trust as a whole.

A.   Information   Regarding  the  Current  Monthly  Distribution (stated on
the basis of $1,000 original principal amount).


1. The total  amount of the  distribution  to Class A Certificateholders   on
   April 21, 1997    , per  $1,000  interest ............. $       84.347222250

2. The total  amount of the  distribution  to Class B Certificateholders  on
   April 21, 1997    , per  $1,000  interest ............. $        6.541666750

3. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Class A Certificates , per $1,000 interest
   ....................................................... $        1.013888900

4. The amount of the distribution set forth in paragraph 2 above in respect of interest on the Class B Certificates , per $1,000 interest
   ....................................................... $        6.541666750





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5. The amount of the distribution set forth in paragraph  1  above in respect of  principal  on the  Class  A  Certificates ,  per $1,000 interest
   ....................................................... $       83.333333350

6. The amount of the distribution set forth in paragraph 2 above in respect of principal on the Class B Certificates , per $1,000 interest
   ....................................................... $        0.000000000


B.  Information Regarding the Performance of the Trust.

1. Collections of Receivables.

  (a) The aggregate amount of Finance Charge Collections processed during the
      related Due Period ................................. $       8,250,070.14

  (b) The  aggregate  amount  of  Principal Collections  processed during the
      related Due Period ................................. $      83,980,226.52

  (c) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates ....................................... $       1,674,764.24

  (d) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Investor
      Certificates ....................................... $      71,097,659.77

  (e) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ....................................... $       1,046,933.90

  (f) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class A
      Certificates ....................................... $      64,631,182.33

  (g) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ....................................... $         627,830.34

  (h) The aggregate amount of Principal Collections processed during the related Due Period which was allocated in respect of the Class B
      Certificates ....................................... $       6,466,477.44

  (i) The aggregate amount of Finance Charge Collections processed during the related Due Period which was allocated in respect of the Seller
      Certificate ........................................ $       6,575,305.90




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  (j) The  aggregate  amount  of  Principal Collections  processed during  the related  Due  Period  which  was  allocated  in respect of the Seller
      Certificate ........................................ $      12,882,566.75

2. Principal Receivables in the Trust.

  (a) The aggregate amount of Principal Receivables in the Trust as of the end of the Due Period ended in March 31, 1997 (which reflects the Principal Receivables represented by the Seller Certificate and the
      Investor Certificates) ............................. $     522,192,370.86

  (b) The  amount  of  Principal  Receivables  in  the Trust  represented  by
      the  Class  A  Certificates   (the  "Class  A Interest") as of  the Due
      Period Ended in  March 31, 1997 .................... $      33,333,333.26

  (c) The  amount  of  Principal  Receivables  in  the Trust  represented  by
      the  Class  B  Certificates   (the  "Class  B Interest") as of  the Due
      Period Ended in  March 31, 1997 .................... $      40,000,000.00

  (d) The  Class A Interest and the  Class B Interest set forth in paragraph  2
      (b) and 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2 (a) above
      ....................................................                14.04%

  (e) The Class A Interest set forth in paragraph 2 (b) above as a percentage of the aggregate amount of  Principal Receivables set forth in paragraph
      2 (a) above ........................................                 6.38%

  (f) The Class B Interest set forth in paragraph 2 (c) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 2
      (a) above ..........................................                7.66%


  (g) The Deficit Controlled Amortization Amount (after giving effect to the payments made on such Distribution Date
      .................................................... $               0.00


3. Investor Charged-Off Amount.

  (a) The aggregate amount of Receivables charged-off as  uncollectible
      during the  Due  Period   ended in  March 31, 1997 allocable  to  the
      Investor  Certificates   (the  "Investor Charged-Off Amount")
      .................................................... $         589,754.41





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  (b) The aggregate amount of Receivables charged-off as  Uncollectible
      during the  Due  Period   ended in  March 31, 1997 allocable  to  the
      Class  A  Certificates    (the  "Class A Charged-Off Amount")
      .................................................... $         368,669.14

  (c) The sum of (i) the aggregate amount of Receivables  chargedoff   as
      uncollectible     during    the   Due     Period ended   in   March 31,
      1997    allocable to the Class B Certificates and (ii) the sum of (a)
      the positive difference, if any, between the Class B Subordinated Payment and Class B Finance Charge Collections (less Class B Excess Servicing) and (b) the amount by which the Investor Interest for the Class B Certificates is reduced pursuant to subsection 4.03(c) (i)(C)(the
      "Class B Charged-Off Amount") $         261,447.69

  (d) The  Cumulative  Class  A  Charged-Off  Amount on .......................
      ............ April 21, 1997  ....................... $               0.00

  (e) The  Cumulative  Class  B  Charged-Off  Amount on .......................
      ............ April 21, 1997  ....................... $               0.00


4. Investor losses; Reimbursement of Charge-Offs.

  (a) The   amount  of  Class  A  Investor  Loss , as  defined  in Section
      4.06 (b) of the  Agreement , during the Due  Period ended   in   March
      31, 1997    ........................................ $               0.00

  (b) The  amount   of  Class  B  Investor  Loss , as  defined  in Section
      4.06 (b) of the  Agreement , during the Due  Period ended   in   March
      31, 1997    ........................................ $               0.00

  (c) The amount of Class A Investor Loss set forth in Paragraph 5 (a) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class A Certficateholder's investment)
      .................................................... $        0.000000000

  (d) The amount of Class B Investor Loss set forth in Paragraph 5 (b) above, per $1,000 interest ( which will have the effect of reducing, pro rata, the amount of each Class B Certficateholder's investment)
      .................................................... $        0.000000000





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  (e) The  total  amount  reimbursed  to the  Trust in the  current month
      pursuant  to  Section   4.06  (c) of   the  Agreement, if any, in respect
      of Class A Investor Losses in prior months
      .................................................... $               0.00

  (f) The  total  amount  reimbursed  to the  Trust in the  current month
      pursuant  to  Section   4.06  (c) of   the  Agreement, if any, in respect
      of Class B Investor Losses in prior months
      .................................................... $               0.00

  (g) The amount set forth in paragraph 5 (e) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class A Certificateholder's investment)
      .................................................... $        0.000000000

  (h) The amount set forth in paragraph 5 (f) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Class B Certificateholder's investment)
      .................................................... $        0.000000000

  (i) The  aggregate   amount  of   Class  A  Investor  Losses   in the Trust
      as of  the  end  of the day on   April 21, 1997
      .................................................... $               0.00

  (j) The  aggregate   amount  of   Class  B  Investor  Losses   in the Trust
      as of  the  end  of the day on   April 21, 1997
      .................................................... $               0.00

  (k) The amount set forth in paragraph 5 (i) above , per $1,000 interest (which will have had the effect of reducing , pro rata , the amount
      of   Class    A    Certificateholder's investment )
      .................................................... $        0.000000000

  (l) The amount set forth in paragraph 5 (j) above , per $1,000 interest (which will have had the effect of reducing , pro rata , the amount
      of   Class    B    Certificateholder's investment )
      .................................................... $        0.000000000


5. Investor Servicing Fee.

  (a) The amount of the Class A Monthly Servicing Fee payable by the Trust to the Servicer for the month of March 31, 1997
      .................................................... $         111,125.13





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  (b) The amount of the  Class B  Monthly Servicing Fee payable by the Trust to the Servicer for the month of March 31, 1997
      .................................................... $          66,640.05


6. Available Subordinated Amount.

(a) The  amount  available  to  be  applied   pursuant  to  Sections
    4.03 (c) (i) (B) and (C) of the  Agreement  as  of  the  end  of the day
    on   April 21, 1997     .............................. $      40,000,000.00


(b) The amount set forth in paragraph 6(a) above as a percentage of
    the Class A Interest.  ...............................               120.00%



7. Available Class B Credit Enhancement Amount.

(a)  The  amount  available  to  be drawn under the Class B  Credit
     Enhancement pursuant to Sections 4.03 (c) (i) (G) and (H) of the Agreement as of the end of the day on April 21, 1997
     ..................................................... $      30,400,000.00

(b)  The amount set forth in paragraph 8 above as a  percentage  of
     the Class B Interest. ................................               76.00%



8. The Pool Factor.

    The  Pool  Factor  represents  the  ratio  of the amount of the Class A
    Investor Interest as of the end of the day on April 21, 1997    to the
    amount of the Class A Investor Interest as of the Closing Date. The amount of Class A Certificateholder's pro rata share of the Class A Investor Interest can be determined by multiplying the original denomination
    of   the  Class  A  Certificateholder's Certificate by the Pool Factor
    ......................................................           0.08333333

    The  Pool  Factor  represents  the  ratio  of the amount of the Class B
    Investor Interest as of the end of the day on April 21, 1997    to the
    amount of the Class b Investor Interest as of the Closing Date. The amount of Class B Certificateholder's pro rata share of the Class B Investor Interest can be determined by multiplying the original denomination
    of   the  Class  B  Certificateholder's Certificate by the Pool Factor
    ......................................................           1.00000000





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9.  The aggregate outstanding balance of Receivables that were delinquent by the 30 to 59 days as of the close of business on the last day of the Due Period related to such Distribution Date
    ...................................................... $       9,477,117.42

10. The aggregate outstanding balance of Receivables that were delinquent by 60 days as of the close of business on the last day of the Due Period related
    to such Distribution Date ............................ $     19,165,066.41


                      Greenwood Trust Company as Servicer

                                     By: __________________________________
                                     Title: Vice President, Director of
                                     Accounting and Treasurer








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                          MONTHLY SERVICER CERTIFICATE

                           DISCOVER CARD TRUST 1991 E

                          ----------------------------

                                  CREDIT CARD

                           PASS-THROUGH CERTIFICATES

                          ----------------------------


    The undersigned , a duly authorized representative of Greenwood Trust Company ("Greenwood") , as Servicer pursuant to the Pooling and
Servicing   Agreement   dated  as  of  Nov. 1 ,  1991   (the "Pooling  and
Servicing Agreement" ) by and among Greenwood, Discover Receivables Financing Group Inc. and Wilmington Trust Company , does hereby certify as follows:



   1. Greenwood  is Servicer  under the Pooling and Servicing Agreement.

   2. The undersigned is a Servicing Officer.

   3. The aggregate amount of Collections processed during the related Due
      Period was equal to ................................ $    92,230,296.66

   4. The  aggregate  amount of  Class A  Principal Collections  processed by the Servicer during the related Due Period is equal to ..................
      .................................................... $     64,631,182.33

   5. The aggregate amount  of the Class A  Finance Charge  Collections processed by the Servicer during the related Due Period is equal to .....
      .................................................... $      1,046,933.90

   6. The sum of all amounts payable to the  Class A Certificateholders on the
      current Distribution Date is equal to .............. $     33,738,888.90

   7. The  aggregate  amount of  Class B  Principal Collections  processed by the Servicer during the related Due Period is equal to ..................
      .................................................... $      6,466,477.44

   8. The aggregate amount  of the Class B  Finance Charge  Collections processed by the Servicer during the related Due Period is equal to .....
      .................................................... $        627,830.34



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   9. The  amount  of  drawings  under  the  Class B Credit Enhancement required to be made on  the succeeding Drawing Date pursuant to
      (a)  Section 4.03(c)(i)(G) is equal to.............. $              0.00
      (b)  Section 4.03(c)(i)(H) is equal to.............. $              0.00
      (c)  Section 4.05 is equal to....................... $              0.00

  10. The sum of all amounts payable to the Class B Certificateholders on the
      current Distribution Date is equal to .............. $        261,666.67

  11. Attached hereto is a true copy of the statement required to be delivered
      by the Servicer on the date  of   this  Certificate  to  the   Trustee
      pursuant to section 5.02.


     IN WHITNESS WHEREOF , the undersigned has duly executed and and delivered this certificate this day of April 21, 1997



                                           GREENWOOD TRUST COMPANY, as Servicer

                                           By: ______________________________
                                           Title: Vice President, Director of
                                           Accounting and Treasurer





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                            Greenwood Trust Company
                            Cash Collateral Account
                        Monthly Portfolio Status Report
                           Discover Card Trust 1991 E

                    Due Period Ending:              03/31/97

PORTFOLIO STATUS                           LOSSES & DELINQUENCIES

                                      # of Accounts             Dollars
Ending Total Outstanding                    667,551      529,669,125.24

Total Principal Outstanding                     n/a      522,192,370.86

Total Finance Charge Outstanding                n/a        7,476,754.38

Aggregate Investor Interest                     n/a       73,333,333.26

Delinquencies (90 days or greate              4,047       12,872,745.67
% of Ending Total Outstanding                   n/a            2.430337%

Investor Net Charge Offs                        n/a          589,754.41
Annualized % of Investor Interes                n/a            6.634737%

Monthly Principal Payment Rate                  n/a           96.951354%


                                                    PAYMENTS & YIELD

Principal Payments
(Allocable to Investor Interest)                          71,097,659.77

Finance Charges, Annual Fees & Late Fees
(Allocable to Investor Interest)                           1,674,764.24

Annualized Gross Yield to Investor                            18.841098%